4th Quarter 2016 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)		Electric and Natural Gas Revenues by Customer Class
3	Consolidating Statements of Operations	21	Revenues by Customer Class (Unaudited)
5	Consolidating Balance Sheets
		Non-GAAP Disclosures (Unaudited)
Electric Utilities and Infrastructure (Unaudited)		22	Reported to Adjusted Earnings Reconciliations
9	Consolidating Segment Income	24	Non-GAAP Financial Measures
11	Consolidating Balance Sheets

Gas Utilities and Infrastructure (Unaudited)
15	Consolidating Segment Income
17	Consolidating Balance Sheets

Duke Energy and Piedmont Natural Gas

This Statistical Supplement includes results of Piedmont Natural Gas subsequent to the acquisition on October 3, 2016, and should be read in conjunction with i) Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2016, ii) Piedmont's Form 10-K for the year ended October 31, 2016, and iii) Piedmont's Form 10-QT for the transition period from November 1, 2016 to December 31, 2016.

Segment Change
Due to the Piedmont acquisition and the sale of International Energy in the fourth quarter of 2016, Duke Energy's segment structure has been realigned to include the following segments: Electric Utilities and Infrastructure, Gas Utilities and Infrastructure and Commercial Renewables. The remainder of Duke Energy’s operations is presented as Other. Other now includes the results of National Methanol Company (NMC), previously included in the International Energy segment, and the results of the Midwest Generation business that was sold in 2015, previously included in the former Commercial Portfolio segment.
Prior periods have been recast to conform to the current segment structure.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Twelve Months Ended December 31, 2016
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	International Energy	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,366	$—	$—	$—	$—	$(145)	$21,221
Nonregulated electric and other	—	—	484	127	—	48	659
Regulated natural gas	—	901	—	(10)	—	(28)	863
Total operating revenues	21,366	901	484	117	—	(125)	22,743
Operating Expenses
Fuel used in electric generation and purchased power	6,595	—	—	51	—	(21)	6,625
Cost of natural gas	—	265	—	—	—	—	265
Operation, maintenance and other	5,293	186	337	371	—	(102)	6,085
Depreciation and amortization	2,897	115	130	152	—	—	3,294
Property and other taxes	1,020	70	25	28	—	(1)	1,142
Impairment charges	16	—	—	2	—	—	18
Total operating expenses	15,821	636	492	604	—	(124)	17,429
(Loss) Gains on Sales of Other Assets and Other, net	—	(1)	5	23	—	—	27
Operating Income (Loss)	5,545	264	(3)	(464)	—	(1)	5,341
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates(a)	5	19	(82)	43	—	—	(15)
Other income and expenses, net	298	5	(1)	32	—	(10)	324
Total Other Income and Expenses	303	24	(83)	75	—	(10)	309
Interest Expense(b)	1,136	46	53	693	—	(12)	1,916
Income (Loss) from Continuing Operations Before Income Taxes	4,712	242	(139)	(1,082)	—	1	3,734
Income Tax Expense (Benefit) from Continuing Operations	1,672	90	(160)	(446)	—	—	1,156
Income (Loss) from Continuing Operations	3,040	152	21	(636)	—	1	2,578
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(2)	9	—	—	7
Segment Income / Other Net Expense	$3,040	$152	$23	$(645)	$—	$1	$2,571
Loss from Discontinued Operations, net of tax(c)							(419)
Net Income Attributable to Duke Energy Corporation							$2,152

Segment Income / Other Net Expense	$3,040	$152	$23	$(645)	$—	$1	$2,571
Special Items	—	—	45	386	243	(1)	673
Adjusted Earnings(d)	$3,040	$152	$68	$(259)	$243	$—	$3,244

(a)	Commercial Renewables includes a pretax impairment charge of $71 million related to certain equity method investments in wind projects.

(b)	Other includes $234 million related to Piedmont acquisition financing, primarily due to losses on forward-starting interest rate swaps.

(c)
Includes a loss on the sale of the International Disposal Group and an impairment charge related to certain assets in Central America, partially offset by the operating results of the International Disposal Group and a tax benefit related to previously sold businesses.

(d)	See page 22 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Twelve Months Ended December 31, 2015(a)
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	International Energy	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,521	$—	$—	$—	$—	$(142)	$21,379
Nonregulated electric and other	—	—	286	135	—	35	456
Regulated natural gas	—	541	—	—	—	(5)	536
Total operating revenues	21,521	541	286	135	—	(112)	22,371
Operating Expenses
Fuel used in electric generation and purchased power	7,308	—	—	48	—	(1)	7,355
Cost of natural gas	—	141	—	—	—	—	141
Operation, maintenance and other	5,138	126	197	188	—	(110)	5,539
Depreciation and amortization	2,735	79	104	135	—	—	3,053
Property and other taxes	1,013	62	18	35	—	1	1,129
Impairment charges(b)	101	—	3	3	—	(1)	106
Total operating expenses	16,295	408	322	409	—	(111)	17,323
Gains on Sales of Other Assets and Other, net	5	6	1	18	—	—	30
Operating Income (Loss)	5,231	139	(35)	(256)	—	(1)	5,078
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	(2)	1	(6)	76	—	—	69
Other income and expenses, net	266	2	8	22	—	(8)	290
Total Other Income and Expenses	264	3	2	98	—	(8)	359
Interest Expense	1,074	25	44	393	—	(9)	1,527
Income (Loss) from Continuing Operations Before Income Taxes	4,421	117	(77)	(551)	—	—	3,910
Income Tax Expense (Benefit) from Continuing Operations(c)	1,602	44	(128)	(262)	—	—	1,256
Income (Loss) from Continuing Operations	2,819	73	51	(289)	—	—	2,654
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(1)	10	—	—	9
Segment Income (Loss) / Other Net Expense	$2,819	$73	$52	$(299)	$—	$—	$2,645
Income from Discontinued Operations, net of tax(d)							171
Net Income Attributable to Duke Energy Corporation							$2,816

Segment Income (Loss) / Other Net Expense	$2,819	$73	$52	$(299)	$—	$—	$2,645
Special Items(e)	79	—	1	276	151	—	507
Adjusted Earnings(f)	$2,898	$73	$53	$(23)	$151	$—	$3,152

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Electric Utilities and Infrastructure includes a pretax impairment charge of $88 million related to the Edwardsport settlement.

(c)	Other includes a state tax charge of $41 million resulting from the completion of the sale of the nonregulated Midwest generation business.

(d)	Includes results of the International Disposal Group and an after-tax charge of $53 million related to a settlement agreement reached in a lawsuit related to the Midwest Disposal Group.

(e)	Other includes $98 million for the operating results of the Midwest Generation Disposal Group classified as discontinued operations.

(f)	See page 23 for a detailed reconciliation of Segment Income (Loss) / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2016
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$72	$25	$8	$287	$—	$392
Receivables, net	451	228	24	47	1	751
Receivables of variable interest entities, net	1,871	—	22	—	—	1,893
Receivables from affiliated companies	25	31	769	3,075	(3,900)	—
Notes receivable from affiliated companies	179	38	—	89	(306)	—
Inventory	3,372	108	17	26	(1)	3,522
Regulatory assets	806	124	—	93	—	1,023
Other	283	31	107	35	2	458
Total current assets	7,059	585	947	3,652	(4,204)	8,039
Investments and Other Assets
Investments in equity method unconsolidated affiliates	93	566	185	81	—	925
Investments and advances to (from) subsidiaries	234	(7)	9	52,478	(52,714)	—
Nuclear decommissioning trust funds	6,205	—	—	—	—	6,205
Goodwill	17,379	1,924	122	—	—	19,425
Other	1,907	34	117	3,189	(2,495)	2,752
Total investments and other assets	25,818	2,517	433	55,748	(55,209)	29,307
Property, Plant and Equipment
Cost	106,271	8,922	4,344	1,860	—	121,397
Accumulated depreciation and amortization	(35,788)	(2,047)	(569)	(1,002)	—	(39,406)
Generation facilities to be retired, net	529	—	—	—	—	529
Net property, plant and equipment	71,012	6,875	3,775	858	—	82,520
Regulatory Assets and Deferred Debits
Regulatory assets	11,590	785	—	503	—	12,878
Other	10	2	—	5	—	17
Total regulatory assets and deferred debits	11,600	787	—	508	—	12,895
Total Assets	115,489	10,764	5,155	60,766	(59,413)	132,761
Segment reclassifications, intercompany balances and other	(496)	(4)	(778)	(58,323)	59,601	—
Segment Assets	$114,993	$10,760	$4,377	$2,443	$188	$132,761

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2016
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,301	$233	$57	$403	$—	$2,994
Accounts payable to affiliated companies	3,427	5	174	248	(3,854)	—
Notes payable to affiliated companies	143	1	—	186	(330)	—
Notes payable and commercial paper	—	330	—	2,157	—	2,487
Taxes accrued	471	102	(267)	79	(1)	384
Interest accrued	328	38	—	139	(2)	503
Current maturities of long-term debt	986	35	198	1,099	1	2,319
Asset retirement obligations	411	—	—	—	—	411
Regulatory liabilities	404	—	—	5	—	409
Other	1,360	99	53	551	(19)	2,044
Total current liabilities	9,831	843	215	4,867	(4,205)	11,551
Long-Term Debt	28,396	2,445	1,096	13,640	(1)	45,576
Long-Term Debt Payable to Affiliated Companies	618	7	9	1,859	(2,493)	—
Deferred Credits and Other Liabilities
Deferred income taxes	15,484	1,411	385	(3,124)	(1)	14,155
Investment tax credits	490	3	—	—	—	493
Accrued pension and other post-retirement benefit costs	718	31	—	362	—	1,111
Asset retirement obligations	10,071	42	85	1	1	10,200
Regulatory liabilities	6,111	733	—	37	—	6,881
Other	875	262	273	343	—	1,753
Total deferred credits and other liabilities	33,749	2,482	743	(2,381)	—	34,593
Equity
Total Duke Energy Corporation stockholders' equity	42,895	4,987	3,072	42,792	(52,713)	41,033
Noncontrolling interests	—	—	20	(11)	(1)	8
Total equity	42,895	4,987	3,092	42,781	(52,714)	41,041
Total Liabilities and Equity	115,489	10,764	5,155	60,766	(59,413)	132,761
Segment reclassifications, intercompany balances and other	(496)	(4)	(778)	(58,323)	59,601	—
Segment Liabilities and Equity	$114,993	$10,760	$4,377	$2,443	$188	$132,761

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2015(a)
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$67	$—	$18	$298	$—	$383
Receivables, net	459	(6)	5	56	1	515
Receivables of variable interest entities, net	1,708	—	19	20	1	1,748
Receivables from affiliated companies	101	8	250	4,230	(4,589)	—
Notes receivable from affiliated companies	112	—	—	1,131	(1,243)	—
Inventory	3,689	14	18	25	—	3,746
Assets held for sale	—	—	—	746	—	746
Regulatory assets	788	7	—	82	—	877
Other	352	31	117	(191)	(2)	307
Total current assets	7,276	54	427	6,397	(5,832)	8,322
Investments and Other Assets
Investments in equity method unconsolidated affiliates	57	113	265	64	—	499
Investments and advances to subsidiaries	47	—	11	46,925	(46,983)	—
Nuclear decommissioning trust funds	5,825	—	—	—	—	5,825
Goodwill	15,656	294	122	—	—	16,072
Assets held for sale	—	—	—	2,413	—	2,413
Other	1,961	9	149	1,204	(493)	2,830
Total investments and other assets	23,546	416	547	50,606	(47,476)	27,639
Property, Plant and Equipment
Cost	102,104	2,584	3,587	1,692	—	109,967
Accumulated depreciation and amortization	(34,723)	(651)	(439)	(923)	—	(36,736)
Generation facilities to be retired, net	548	—	—	—	—	548
Net property, plant and equipment	67,929	1,933	3,148	769	—	73,779
Regulatory Assets and Deferred Debits
Regulatory assets	10,639	195	—	539	—	11,373
Other	13	—	—	30	—	43
Total regulatory assets and deferred debits	10,652	195	—	569	—	11,416
Total Assets	109,403	2,598	4,122	58,341	(53,308)	121,156
Segment reclassifications, intercompany balances and other	(306)	39	(261)	(52,968)	53,496	—
Segment Assets	$109,097	$2,637	$3,861	$5,373	$188	$121,156

(a)	Amounts have been recast to conform to the current segment structure.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2015(a)
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,827	$41	$106	$376	$—	$2,350
Accounts payable to affiliated companies	3,279	66	124	1,010	(4,479)	—
Notes payable to affiliated companies	971	30	—	103	(1,104)	—
Notes payable and commercial paper	—	—	—	3,633	—	3,633
Taxes accrued	422	(4)	(240)	110	1	289
Interest accrued	302	5	1	105	(1)	412
Current maturities of long-term debt	1,073	28	108	817	—	2,026
Liabilities associated with assets held for sale	—	—	—	279	—	279
Regulatory liabilities	396	3	—	—	1	400
Other	1,548	6	37	521	(101)	2,011
Total current liabilities	9,818	175	136	6,954	(5,683)	11,400
Long-Term Debt	24,670	481	968	10,722	1	36,842
Long-Term Debt Payable to Affiliated Companies	618	7	17	—	(642)	—
Deferred Credits and Other Liabilities
Deferred income taxes	14,305	463	347	(2,568)	1	12,548
Investment tax credits	470	3	—	—	(1)	472
Accrued pension and other post-retirement benefit costs	670	19	—	400	(1)	1,088
Liabilities associated with assets held for sale	—	—	—	900	—	900
Asset retirement obligations	10,160	25	63	1	—	10,249
Regulatory liabilities	6,083	105	—	66	1	6,255
Other	970	63	255	344	(1)	1,631
Total deferred credits and other liabilities	32,658	678	665	(857)	(1)	33,143
Equity
Total Duke Energy Corporation stockholders' equity	41,639	1,257	2,314	41,500	(46,983)	39,727
Noncontrolling interests	—	—	22	22	—	44
Total equity	41,639	1,257	2,336	41,522	(46,983)	39,771
Total Liabilities and Equity	109,403	2,598	4,122	58,341	(53,308)	121,156
Segment reclassifications, intercompany balances and other	(306)	39	(261)	(52,968)	53,496	—
Segment Liabilities and Equity	$109,097	$2,637	$3,861	$5,373	$188	$121,156

(a)	Amounts have been recast to conform to the current segment structure.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments	Electric Utilities and Infrastructure
Operating Revenues	7,322	5,277	4,568	1,410	2,958	—	(169)	21,366
Operating Expenses
Fuel used in electric generation and purchased power	1,797	1,830	1,814	442	909	—	(197)	6,595
Operation, maintenance and other	1,969	1,423	831	358	704	3	5	5,293
Depreciation and amortization	1,049	694	506	151	493	1	3	2,897
Property and other taxes	276	156	333	199	58	—	(2)	1,020
Impairment charges	1	1	6	—	8	—	—	16
Total operating expenses	5,092	4,104	3,490	1,150	2,172	4	(191)	15,821
(Loss) Gains on Sales of Other Assets and Other, net	(5)	3	1	2	1	—	(2)	—
Operating Income (Loss)	2,225	1,176	1,079	262	787	(4)	20	5,545
Other Income and Expenses, net(b)	162	71	44	5	22	6	(7)	303
Interest Expense	424	257	212	58	181	—	4	1,136
Income Before Income Taxes	1,963	990	911	209	628	2	9	4,712
Income Tax Expense	693	335	337	55	234	1	17	1,672
Segment Income	$1,270	$655	$574	$154	$394	$1	$(8)	$3,040

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $102 million for Duke Energy Carolinas, $50 million for Duke Energy Progress, $26 million for Duke Energy Florida, $5 million for Duke Energy Ohio, and $16 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2015(a)
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Indiana	Commercial Transmission	Eliminations / Adjustments	Electric Utilities and Infrastructure
Operating Revenues	7,229	5,290	4,977	1,331	2,890	—	(196)	21,521
Operating Expenses
Fuel used in electric generation and purchased power	1,881	2,029	2,195	446	982	—	(225)	7,308
Operation, maintenance and other	1,923	1,402	810	323	666	3	11	5,138
Depreciation and amortization	1,044	643	473	147	434	—	(6)	2,735
Property and other taxes	269	140	352	190	61	—	1	1,013
Impairment charges(c)	1	5	7	—	88	—	—	101
Total operating expenses	5,118	4,219	3,837	1,106	2,231	3	(219)	16,295
(Loss) Gains on Sales of Other Assets and Other, net	(1)	3	—	2	1	—	—	5
Operating Income (Loss)	2,110	1,074	1,140	227	660	(3)	23	5,231
Other Income and Expenses, net(d)	160	71	24	3	11	2	(7)	264
Interest Expense	412	235	198	53	176	—	—	1,074
Income Before Income Taxes	1,858	910	966	177	495	(1)	16	4,421
Income Tax Expense	682	312	351	59	169	—	29	1,602
Segment Income (Loss)	$1,176	$598	$615	$118	$326	$(1)	$(13)	$2,819
Special Items	12	5	1	1	60	—	—	79
Adjusted Earnings (Loss) (e)	$1,188	$603	$616	$119	$386	$(1)	$(13)	$2,898

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(c)	The amount for Duke Energy Indiana relates to the Edwardsport settlement.

(d)
Includes an equity component of allowance for funds used during construction of $96 million for Duke Energy Carolinas, $47 million for Duke Energy Progress, $7 million for Duke Energy Florida, $2 million for Duke Energy Ohio, and $11 million for Duke Energy Indiana.

(e)	See page 23 for a detailed reconciliation of Electric Utilities and Infrastructure Segment Income to Adjusted Earnings.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$14	$11	$16	$13	$17	$—	$1	$72
Receivables, net	160	51	61	72	105	—	2	451
Receivables of variable interest entities, net	645	404	288	—	—	—	534	1,871
Receivables from affiliated companies	163	5	5	72	111	2	(333)	25
Notes receivable from affiliated companies	66	165	—	58	86	—	(196)	179
Inventory	1,055	1,076	641	96	504	—	—	3,372
Regulatory assets	238	188	213	9	149	—	9	806
Other	36	57	125	21	45	—	(1)	283
Total current assets	2,377	1,957	1,349	341	1,017	2	16	7,059
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	—	1	—	—	92	—	93
Investments and advances to (from) subsidiaries	52	12	6	161	—	—	3	234
Nuclear decommissioning trust funds	3,273	2,217	715	—	—	—	—	6,205
Goodwill	—	—	—	596	—	—	16,783	17,379
Other	940	523	276	15	142	—	11	1,907
Total investments and other assets	4,265	2,752	998	772	142	92	16,797	25,818
Property, Plant and Equipment
Cost	41,127	28,419	16,434	5,377	14,241	4	669	106,271
Accumulated depreciation and amortization	(14,365)	(10,561)	(4,644)	(1,892)	(4,317)	(1)	(8)	(35,788)
Generation facilities to be retired, net	—	529	—	—	—	—	—	529
Net property, plant and equipment	26,762	18,387	11,790	3,485	9,924	3	661	71,012
Regulatory Assets and Deferred Debits
Regulatory assets	3,159	3,243	2,480	348	1,074	—	1,286	11,590
Other	3	2	2	1	1	—	1	10
Total regulatory assets and deferred debits	3,162	3,245	2,482	349	1,075	—	1,287	11,600
Total Assets	36,566	26,341	16,619	4,947	12,158	97	18,761	115,489
Intercompany balances and other	(298)	(188)	(132)	(178)	(53)	(54)	407	(496)
Reportable Segment Assets	$36,268	$26,153	$16,487	$4,769	$12,105	$43	$19,168	$114,993

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$833	$589	$413	$200	$262	$—	$4	$2,301
Accounts payable to affiliated companies	247	227	125	13	7	54	2,754	3,427
Notes payable to affiliated companies	—	—	297	18	—	—	(172)	143
Taxes accrued	150	107	37	139	32	1	5	471
Interest accrued	102	102	49	14	61	—	—	328
Current maturities of long-term debt	116	452	326	1	3	—	88	986
Asset retirement obligations	222	189	—	—	—	—	—	411
Regulatory liabilities	161	158	31	15	40	—	(1)	404
Other	467	366	353	82	94	—	(2)	1,360
Total current liabilities	2,298	2,190	1,631	482	499	55	2,676	9,831
Long-Term Debt	9,187	6,409	5,799	1,397	3,633	—	1,971	28,396
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	—	618
Deferred Credits and Other Liabilities
Deferred income taxes	6,588	3,331	2,695	954	1,902	4	10	15,484
Investment tax credits	203	146	3	1	137	—	—	490
Accrued pension and other post-retirement benefit costs	97	252	262	36	71	—	—	718
Asset retirement obligations	3,673	4,508	778	48	866	—	198	10,071
Regulatory liabilities	2,840	1,946	448	129	748	—	—	6,111
Other	608	51	103	95	27	—	(9)	875
Total deferred credits and other liabilities	14,009	10,234	4,289	1,263	3,751	4	199	33,749
Equity	10,772	7,358	4,900	1,787	4,125	38	13,915	42,895
Total Liabilities and Equity	36,566	26,341	16,619	4,947	12,158	97	18,761	115,489
Intercompany balances and other	(298)	(188)	(132)	(178)	(53)	(54)	407	(496)
Reportable Segment Liabilities and Equity	$36,268	$26,153	$16,487	$4,769	$12,105	$43	$19,168	$114,993

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2015(a)
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(c)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$13	$15	$8	$21	$9	$—	$1	$67
Receivables, net	142	87	60	70	96	—	4	459
Receivables of variable interest entities, net	596	349	308	—	—	—	455	1,708
Receivables from affiliated companies	113	16	85	22	29	3	(167)	101
Notes receivable from affiliated companies	163	—	—	—	83	—	(134)	112
Inventory	1,276	1,088	663	92	570	—	—	3,689
Regulatory assets	305	264	98	19	102	—	—	788
Other	95	113	39	69	15	—	22	352
Total current assets	2,703	1,932	1,261	293	904	3	181	7,276
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	—	2	—	—	55	—	57
Investments and advances (from) to subsidiaries	(48)	2	(3)	100	—	—	(4)	47
Nuclear decommissioning trust funds	3,050	2,035	740	—	—	—	—	5,825
Goodwill	—	—	—	596	—	—	14,736	15,656
Other	999	485	289	23	209	—	(44)	1,961
Total investments and other assets	4,001	2,522	1,028	719	209	55	14,688	23,546
Property, Plant and Equipment
Cost	39,398	27,313	15,343	5,165	14,007	4	874	102,104
Accumulated depreciation and amortization	(13,521)	(10,141)	(4,720)	(1,856)	(4,484)	—	(1)	(34,723)
Generation facilities to be retired, net	—	548	—	—	—	—	—	548
Net property, plant and equipment	25,877	17,720	10,623	3,309	9,523	4	873	67,929
Regulatory Assets and Deferred Debits
Regulatory assets	2,766	2,667	2,725	311	716	—	1,453	10,639
Other	4	3	2	2	2	—	—	13
Total regulatory assets and deferred debits	2,770	2,670	2,727	313	718	—	1,453	10,652
Total Assets	35,351	24,844	15,639	4,634	11,354	62	17,195	109,403
Intercompany balances and other	(94)	(140)	(105)	(107)	(42)	(50)	232	(306)
Reportable Segment Assets	$35,257	$24,704	$15,534	$4,527	$11,312	$12	$17,427	$109,097

(a)	Amounts have been recast to conform to current segment structure.

(b)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(c)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2015(a)
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(c)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$753	$399	$322	$161	$189	$—	$4	$1,827
Accounts payable to affiliated companies	137	162	106	23	35	51	2,765	3,279
Notes payable to affiliated companies	—	209	813	73	—	—	(123)	971
Taxes accrued	25	15	139	151	92	—	(1)	422
Interest accrued	95	96	43	13	56	—	(1)	302
Current maturities of long-term debt	356	2	13	78	547	—	77	1,073
Regulatory liabilities	39	85	200	9	62	—	1	396
Other	519	412	452	67	97	—	—	1,548
Total current liabilities	1,924	1,380	2,088	575	1,078	51	2,722	9,818
Long-Term Debt	7,711	6,366	4,253	986	3,071	—	2,284	24,670
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	—	618
Deferred Credits and Other Liabilities
Deferred income taxes	6,163	3,005	2,478	960	1,657	2	40	14,305
Investment tax credits	199	132	—	1	138	—	—	470
Accrued pension and other post-retirement benefit costs	107	262	242	35	80	—	(56)	670
Asset retirement obligations	3,918	4,567	802	99	525	—	249	10,160
Regulatory liabilities	2,802	1,878	509	140	754	—	—	6,083
Other	621	45	146	100	65	—	(7)	970
Total deferred credits and other liabilities	13,810	9,889	4,177	1,335	3,219	2	226	32,658
Equity	11,606	7,059	5,121	1,720	3,836	9	11,963	41,639
Total Liabilities and Equity	35,351	24,844	15,639	4,634	11,354	62	17,195	109,403
Intercompany balances and other	(94)	(140)	(105)	(107)	(42)	(50)	232	(306)
Reportable Segment Liabilities and Equity	$35,257	$24,704	$15,534	$4,527	$11,312	$12	$17,427	$109,097

(a)	Amounts have been recast to conform to the current segment structure.

(b)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(c)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2016
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC(b)	Mid-Stream Pipelines and Storage(b)(c)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	503	398	—	—	901
Operating Expenses
Cost of natural gas	103	161	—	1	265
Operation, maintenance and other	116	70	2	(2)	186
Depreciation and amortization	80	35	—	—	115
Property and other taxes	59	11	—	—	70
Total operating expenses	358	277	2	(1)	636
Gains on Sales of Other Assets and Other, net	—	—	—	(1)	(1)
Operating Income (Loss)	145	121	(2)	—	264
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	19	—	19
Other income and expenses, net	3	1	2	(1)	5
Total Other Income and Expenses	3	1	21	(1)	24
Interest Expense	27	20	—	(1)	46
Income Before Income Taxes	121	102	19	—	242
Income Tax Expense	44	37	7	2	90
Segment Income	$77	$65	$12	$(2)	$152

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes Piedmont's results subsequent to the acquisition on October 3, 2016.

(c)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2015
(in millions)	Duke Energy Ohio(a)	Mid-Stream Pipelines	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$541	$—	$—	$541
Operating Expenses
Cost of natural gas	141	—	—	141
Operation, maintenance and other	125	1	—	126
Depreciation and amortization	79	—	—	79
Property and other taxes	62	—	—	62
Total operating expenses	407	1	—	408
Gains on Sales of Other Assets and Other, net	7	—	(1)	6
Operating Income (Loss)	141	(1)	(1)	139
Other Income and Expenses	2	—	1	3
Interest Expense	25	—	—	25
Income (Loss) Before Income Taxes	118	(1)	—	117
Income Tax Expense	45	—	(1)	44
Segment Income (Loss)	$73	$(1)	$1	$73

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2016
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Mid-Stream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$—	$25	$—	$—	$25
Receivables, net	(4)	232	—	—	228
Receivables from affiliated companies	21	7	—	3	31
Notes receivable from affiliated companies	38	—	—	—	38
Inventory	41	66	—	1	108
Regulatory assets	6	117	—	1	124
Other	12	21	—	(2)	31
Total current assets	114	468	—	3	585
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	—	566	—	566
Investments and advances from subsidiaries	—	—	—	(7)	(7)
Goodwill	324	49	—	1,551	1,924
Other	2	19	12	1	34
Total investments and other assets	326	68	578	1,545	2,517
Property, Plant and Equipment
Cost	2,748	6,174	—	—	8,922
Accumulated depreciation and amortization	(687)	(1,360)	—	—	(2,047)
Net property, plant and equipment	2,061	4,814	—	—	6,875
Regulatory Assets and Deferred Debits
Regulatory assets	196	379	—	210	785
Other	—	2	—	—	2
Total regulatory assets and deferred debits	196	381	—	210	787
Total Assets	2,697	5,731	578	1,758	10,764
Intercompany balances and other	(1)	91	—	(94)	(4)
Reportable Segment Assets	$2,696	$5,822	$578	$1,664	$10,760

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2016
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Mid-Stream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$78	$155	$—	$—	$233
Accounts payable to affiliated companies	4	4	25	(28)	5
Notes payable to affiliated companies	1	—	—	—	1
Notes payable and commercial paper	—	330	—	—	330
Taxes accrued	27	(14)	89	—	102
Interest accrued	5	33	—	—	38
Current maturities of long-term debt	—	35	—	—	35
Regulatory liabilities	6	(6)	—	—	—
Other	3	96	—	—	99
Total current liabilities	124	633	114	(28)	843
Long-Term Debt	462	1,786	—	197	2,445
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Deferred Credits and Other Liabilities
Deferred income taxes	480	904	28	(1)	1,411
Investment tax credits	2	1	—	—	3
Accrued pension and other post-retirement benefit costs	17	14	—	—	31
Asset retirement obligations	28	14	—	—	42
Regulatory liabilities	108	608	—	17	733
Other	68	194	—	—	262
Total deferred credits and other liabilities	703	1,735	28	16	2,482
Equity	1,401	1,577	436	1,573	4,987
Total Liabilities and Equity	2,697	5,731	578	1,758	10,764
Intercompany balances and other	(1)	91	—	(94)	(4)
Reportable Segment Liabilities and Equity	$2,696	$5,822	$578	$1,664	$10,760

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2015
(in millions)	Duke Energy Ohio(a)	Mid-Stream Pipelines	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Receivables, net	$(6)	$—	$—	$(6)
Receivables from affiliated companies	16	—	(8)	8
Inventory	14	—	—	14
Regulatory assets	7	—	—	7
Other	31	—	—	31
Total current assets	62	—	(8)	54
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	113	—	113
Goodwill	324	—	(30)	294
Other	9	—	—	9
Total investments and other assets	333	113	(30)	416
Property, Plant and Equipment
Cost	2,584	—	—	2,584
Accumulated depreciation and amortization	(651)	—	—	(651)
Net property, plant and equipment	1,933	—	—	1,933
Regulatory Assets and Deferred Debits
Regulatory assets	195	—	—	195
Total Assets	2,523	113	(38)	2,598
Intercompany balances and other	(20)	—	59	39
Reportable Segment Assets	$2,503	$113	$21	$2,637

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2015
(in millions)	Duke Energy Ohio(a)	Mid-Stream Pipelines	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$41	$—	$—	$41
Accounts payable to affiliated companies	13	61	(8)	66
Notes payable to affiliated companies	30	—	—	30
Taxes accrued	(4)	—	—	(4)
Interest accrued	5	—	—	5
Current maturities of long-term debt	28	—	—	28
Regulatory liabilities	3	—	—	3
Other	6	—	—	6
Total current liabilities	122	61	(8)	175
Long-Term Debt	481	—	—	481
Long-Term Debt Payable to Affiliated Companies	7	—	—	7
Deferred Credits and Other Liabilities
Deferred income taxes	464	—	(1)	463
Investment tax credits	3	—	—	3
Accrued pension and other post-retirement benefit costs	19	—	—	19
Asset retirement obligations	25	—	—	25
Regulatory liabilities	105	—	—	105
Other	62	—	1	63
Total deferred credits and other liabilities	678	—	—	678
Equity	1,235	52	(30)	1,257
Total Liabilities and Equity	2,523	113	(38)	2,598
Intercompany balances and other	(20)	—	59	39
Reportable Segment Liabilities and Equity	$2,503	$113	$21	$2,637

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances.

Revenues By Customer Class
(Unaudited)

	Twelve Months Ended December 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Piedmont Natural Gas(a)	Eliminations / Adjustments	Total
Regulated Electric Revenues
Residential	$2,933	$1,897	$2,473	$755	$983	$—	$—	$9,041
General service	2,299	1,323	1,373	442	741	—	—	6,178
Industrial	1,287	638	251	121	726	—	—	3,023
Wholesale	457	1,078	185	20	334	—	—	2,074
Change in unbilled	29	22	(11)	13	26	—	—	79
Other revenues	317	319	297	59	148	—	(169)	971
Total Electric Revenues	$7,322	$5,277	$4,568	$1,410	$2,958	$—	$(169)	$21,366

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$324	$—	$154	$—	$478
Commercial	—	—	—	128	—	83	—	211
Industrial	—	—	—	18	—	31	—	49
Power Generation	—	—	—	—	—	21	—	21
Change in unbilled	—	—	—	14	—	74	—	88
Other revenues	—	—	—	19	—	35	—	54
Total Natural Gas Revenues	$—	$—	$—	$503	$—	$398	$—	$901

(a)	Includes Piedmont's results subsequent to the acquisition on October 3, 2016.

	Twelve Months Ended December 31, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments	Total
Regulated Electric Revenues
Residential	$2,991	$1,943	$2,651	$715	$991	$—	$9,291
General service	2,276	1,339	1,546	433	734	—	6,328
Industrial	1,319	664	294	115	734	—	3,126
Wholesale	415	1,005	234	37	312	—	2,003
Change in unbilled	(15)	(15)	(12)	—	(15)	—	(57)
Other revenues	243	354	264	31	134	(196)	830
Total Electric Revenues	$7,229	$5,290	$4,977	$1,331	$2,890	$(196)	$21,521

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$362	$—	$—	$362
Commercial	—	—	—	148	—	—	148
Industrial	—	—	—	21	—	—	21
Change in unbilled	—	—	—	(5)	—	—	(5)
Other revenues	—	—	—	15	—	—	15
Total Natural Gas Revenues	$—	$—	$—	$541	$—	$—	$541

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Twelve Months Ended December 31, 2016
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Mergers		Cost Savings Initiatives		Commercial Renewables Impairment		International Energy Operations		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$3,040	$—		$—		$—		$—		$—		$—	$3,040
Gas Utilities and Infrastructure	152	—		—		—		—		—		—	152
Commercial Renewables	23	—		—		45	C	—		—		45	68
Total Reportable Segment Income	3,215	—		—		45		—		—		45	3,260
International Energy	—	—		—		—		243	D	—		243	243
Other	(645)	329	A	57	B	—		—		—		386	(259)
Intercompany Eliminations	1	—		—		—		—		(1)		(1)	—
Discontinued Operations	(419)	—		—		—		(243)	D	662	E	419	—
Net Income Attributable to Duke Energy Corporation	$2,152	$329		$57		$45		$—		$661		$1,092	$3,244
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$3.11	$0.48		$0.08		$0.07		$—		$0.95		$1.58	$4.69

A - Net of $194 million tax benefit. Includes $11 million recorded within Operating Revenues, $278 million recorded within Operating Expenses and $234 million recorded within Interest Expense on the Consolidated Statements of Operations. The interest expense primarily relates to losses on forward-starting interest rate swaps associated with the Piedmont acquisition financing.
B - Net of $35 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Consolidated Statements of Operations.
C - Net of $26 million tax benefit. Other-than-temporary impairment included within Equity in earnings (losses) of unconsolidated affiliates on the Consolidated Statements of Operations.
D - Net of $27 million tax expense. Operating results of the International Disposal Group, which exclude the loss and impairment described below and other miscellaneous transaction-related costs, recorded within (Loss) Income from Discontinued Operations, net of tax on the Consolidated Statements of Operations.
E - Recorded within (Loss) Income From Discontinued Operations, net of tax on the Consolidated Statements of Operations. Includes a loss on the sale of the International Disposal Group, an impairment charge related to certain assets in Central America, and a tax benefit related to previously sold businesses.

Weighted Average Shares, Diluted (reported and adjusted) - 691 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Twelve Months Ended December 31, 2015
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Mergers		Edwardsport Settlement		Midwest Generation Operations		Ash Basin Settlement and Penalties		Cost Savings Initiatives		International Energy Operations		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$2,819	$—		$58	B	$—		$11	D	$10	E	$—		$—		$79	$2,898
Gas Utilities and Infrastructure	73	—		—		—		—		—		—		—		—	73
Commercial Renewables	52	—		—		—		—		1	F	—		—		1	53
Total Reportable Segment Income	2,944	—		58		—		11		11		—		—		80	3,024
International Energy	—	—		—		—		—		—		151	H	—		151	151
Other	(299)	60	A	—		98	C	—		77	G	—		41	I	276	(23)
Discontinued Operations	171	—		—		(98)	C	—		—		(151)	H	78	J	(171)	—
Net Income Attributable to Duke Energy Corporation	$2,816	$60		$58		$—		$11		$88		$—		$119		$336	$3,152
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$4.05	$0.09		$0.08		$—		$0.02		$0.13		$—		$0.17		$0.49	$4.54

A - Net of $37 million tax benefit. $95 million recorded within Operating Expenses and $2 million recorded within Interest Expense on the Consolidated Statements of Operations.
B - Net of $35 million tax benefit. $88 million recorded within Impairment charges and $5 million recorded within Other income and expenses, net on the Duke Energy Indiana Consolidated Statements of Operations.
C - Net of $53 million tax expense. Operating results of the nonregulated Midwest generation business classified as discontinued operations, which exclude special items and economic hedges.
D - Net of $3 million tax benefit. Recorded within Operation, maintenance and other on the Consolidated Statements of Operations. Includes $8 million and $6 million at Duke Energy Carolinas and Duke Energy Progress, respectively.
E - Net of $6 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Consolidated Statements of Operations. Includes $7 million at Duke Energy Carolinas, $4 million at Duke Energy Progress, $2 million at Duke Energy Florida, $1 million at Duke Energy Ohio and $2 million at Duke Energy Indiana.
F - Net of $1 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Consolidated Statements of Operations.
G - Net of $47 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Consolidated Statements of Operations.
H - Net of $70 million tax expense. Operating results of the International Disposal Group classified as discontinued operations.
I - State tax expense resulting from the completion of the sale of the nonregulated Midwest generation business.
J - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Consolidated Statements of Operations, and includes the impact of a litigation reserve related to the nonregulated Midwest generation business.

Weighted Average Shares Outstanding, Diluted (reported and adjusted) - 694 million

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures
Management evaluates financial performance in part based on non-GAAP financial measures, adjusted earnings and adjusted diluted EPS. These items represent income from continuing operations attributable to Duke Energy, adjusted for the dollar and per share impact of special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods.
Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation and Diluted EPS Attributable to Duke Energy Corporation common stockholders.
Special items included in the periods presented include the following:

•	Costs to achieve mergers represent charges that result from potential or completed strategic acquisitions.

•	Cost savings initiatives represents severance charges related to company-wide initiatives to standardize processes and systems, leverage technology and workforce optimization.

•	Commercial Renewables Impairment and Asset impairment represent other-than-temporary impairments.

•	Edwardsport Settlement and Ash Basin Settlement and Penalties represent charges related to Plea Agreements and settlement agreements with regulators and other governmental entities.
Adjusted earnings also include the operating results of the nonregulated Midwest generation business and Duke Energy Retail Sales (collectively, the Midwest Generation Disposal Group) and the International Disposal Group, which have been classified as discontinued operations. Management believes inclusion of the operating results of the Disposal Groups within adjusted earnings and adjusted diluted EPS results is a better reflection of Duke Energy's financial performance during the period.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders, or asset impairments).
Management evaluates segment performance based on segment income and other net expense. Segment income is defined as income from continuing operations attributable to Duke Energy. Segment income includes intercompany revenues and expenses that are eliminated in the Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net expense is segment income and other net expense.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net expense and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items for future periods, as discussed above.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.